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                                                                    EXHIBIT 99
                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER: NATIONSBANK, N.A.
                  NATIONSBANK AUTO OWNER TRUST 1996-A





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Collection Period				                                         			December 1997
Determination Date						                                               	1/8/98
Deposit Date						                                                    	1/14/98
Distribution Date				                                               			1/15/98


Pool Balance
Pool Balance on the close of the last day of the preceding
 Collection Period	                            						         1,006,432,689.47
Less:	Collections and Liquidation Proceeds allocable
        to Principal			                        			               49,911,967.59
     	Purchase Amount allocable to Principal				                        		0.00
     	Realized Losses				                      		                 1,981,248.78
Pool Balance on the close of the last day of the Collection
                                                             -----------------
  Period			                                     				            954,539,473.10
Collections allocable to Principal received from Collection
 Period up to and including the Second Business Day
 immediately preceding the Current Determination Date	            5,952,482.39
Pool Balance as of the Second Business Day immediately
                                                             -----------------
  preceding the Current Determination Date 						  	            948,586,990.71
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 					                                                		44.4056019%

Portfolio Balances and Pool Factors				      		Beginning	             End
					                                         	of Period	          of Period
                                          ------------------------------------
	Class A-1 Note Balance					                       -                    -
	Class A-1 Pool Factor	                      				0.0000000          	0.0000000
	Class A-2 Note Balance					               193,371,241.72      145,351,322.80
	Class A-2 Pool Factor			                      		0.2599076	          0.1953647
	Class A-3 Note Balance					               457,323,000.00      457,323,000.00
	Class A-3 Pool Factor		                      			1.0000000	          1.0000000
	Class A-4 Note Balance					               175,000,000.00 	    175,000,000.00
	Class A-4 Pool Factor	                      				1.0000000	          1.0000000
	Class B-1 Certificate Balance					         96,129,000.00       96,129,000.00
	Class B-1 Pool Factor			                      		1.0000000	          1.0000000
	Class B-2 Certificate Balance					         74,783,667.91       74,783,667.91
	Class B-2 Pool Factor			                      		1.0000000	          1.0000000

	Weighted Average Coupon				                                     		10.3543000%
	Weighted Average Original Term			                                     			61.1
	Weighted Average Remaining Term				                                    		33.8


Collections

Interest:
	Collections and Liquidation Proceeds allocable to interest				   8,851,645.03
	Recoveries						                                                   223,237.27
	Purchase Amount allocable to Interest			                              			0.00
                                                              ----------------
    		Total Interest Collections		            			                 9,074,882.30
	Advances for the related Distribution Date						                 1,399,983.13
	Less:  Outstanding Advances to be reimbursed						               1,603,534.21
                                                             -----------------
    		Available Interest					                                     8,871,331.22

Principal:
	Collections and Liquidation Proceeds allocable to
   Principal (for the Collection Period)				    		               49,911,967.59
	Purchase Amount allocable to Principal  (for the
   Collection Period)		                                               				0.00
	Collections allocable to Principal received up to and
   including the Second
	   Business Day immediately preceding the Current
      Determination Date		                                    				5,952,482.39
  		Less:   Prior Month Collections allocable to Principal
            up to and including the Second Business Day
            immediately preceding the Current Determination
            Date	                                             				9,825,779.84
                                                             -----------------
   	Available Principal				                      	               46,038,670.14

  		Available Funds			                          		               54,910,001.36
Regular Principal (equals Available Principal plus Realized
  Losses)			                                  				               48,019,918.92

Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted
  Receivables				                                                 			97,316.50
Servicing Fee (inc. unpaid amount from prior periods)						        	838,693.91
Noteholder Amounts
	Class A-1 Monthly Interest                                         						0.00
	Class A-1 Interest Carryover Shortfall				                             		0.00
                                                             -----------------
		Total 				                                                             	0.00

	Class A-2 Monthly Interest				                                   		986,999.05
	Class A-2 Interest Carryover Shortfall		                             				0.00
                                                             -----------------
		Total 			                                                       		986,999.05

	Class A-3 Monthly Interest                                 						2,429,528.44
	Class A-3 Interest Carryover Shortfall                             						0.00
                                                             -----------------
		Total                                                      					2,429,528.44

	Class A-4 Monthly Interest				                                   		966,145.83
	Class A-4 Interest Carryover Shortfall				                             		0.00
                                                             -----------------
		Total	                                                        				966,145.83

    		Total Accrued Note Interest	                            				4,382,673.32

	Class A-1 Monthly Principal 			                                       			0.00
	Class A-1 Principal Carryover Shortfall			                            			0.00
                                                             -----------------
		Total                                                              					0.00

	Class A-2 Monthly Principal	                               					48,019,918.92
	Class A-2 Principal Carryover Shortfall 		                           				0.00
                                                             -----------------
		Total	                                                     				48,019,918.92

	Class A-3 Monthly Principal		                                        				0.00
	Class A-3 Principal Carryover Shortfall 		                           				0.00
                                                             -----------------
		Total		                                                              			0.00

	Class A-4 Monthly Principal		                                        				0.00
	Class A-4 Principal Carryover Shortfall				                            		0.00
                                                             -----------------
		Total			                                                              		0.00

    		Total Noteholders' Principal Payment Amount				           	48,019,918.92

Certificateholder Amounts
	Class B-1 Monthly Interest				                                   		540,725.63
	Class B-1 Interest Carryover Shortfall				                             		0.00
                                                             -----------------
		Total		                                                        			540,725.63

	Class B-2 Monthly Interest				                                   		428,448.10
	Class B-2 Interest Carryover Shortfall				                             		0.00
                                                             -----------------
		Total				                                                        	428,448.10

    		Total Accrued Certificate Interest	         		              		969,173.73

	Class B-1 Monthly Principal				                                        		0.00
	Class B-1 Principal Carryover Shortfall 				                           		0.00
                                                             -----------------
		Total			                                                              		0.00

	Class B-2 Monthly Principal				                                        		0.00
	Class B-2 Principal Carryover Shortfall 			                           			0.00
                                                             -----------------
		Total				                                                              	0.00

    		Total Certificateholders' Principal Distribution Amount			        		0.00

Total required distributable amount						                       	54,307,776.38
Less: Total Available Funds					                               		54,910,001.36
                                                             -----------------
Net Available Funds   (Shortfall) Excess						                     	602,224.98
Withdrawal from Reserve Account (If Shortfall)						                     	0.00
Deposit to Reserve Account (If Excess)				                       			602,224.98


Distributions
Deposit to the Collection Account
	Available Interest	                                         					8,871,331.22
	Available Principal			                                       			46,038,670.14
	Withdrawal from Reserve Account					                                    	0.00
	Less:  Amounts to be withheld by Servicer
		  a)   Reimbursement of Outstanding Advances on Defaulted
          Receivables	                                           				97,316.50
		  b)   Servicing Fee			                                         		838,693.91
                                                             -----------------
	Net Deposit to Collection Account				                         		53,973,990.95

Deposit to Note Payment Account
	Class A-1 Interest Distribution				                                    		0.00
	Class A-2 Interest Distribution				                              		986,999.05
	Class A-3 Interest Distribution 			                           			2,429,528.44
	Class A-4 Interest Distribution		                              				966,145.83
	Class A-1 Principal Distribution		                                   				0.00
	Class A-2 Principal Distribution					                          	48,019,918.92
	Class A-3 Principal Distribution		                                   				0.00
	Class A-4 Principal Distribution				                                   		0.00
                                                              ----------------
    		Total Deposit to Note Payment Account				                 	52,402,592.24

Deposit to Certificate Distribution Account
	Class B-1 Interest Distribution 		                             				540,725.63
	Class B-2 Interest Distribution 				                             		428,448.10
	Class B-1 Principal Distribution 		                                  				0.00
	Class B-2 Principal Distribution 	                                  					0.00
                                                            ------------------
    		Total Deposit to Certificate Distribution Account				        	969,173.73

Deposit to Reserve Account 					                                  		602,224.98


Specified Reserve Account Balance
Greater of:
	(i) Sum of:
		(a) Percentage applicable times			                   	7.00%
		      Pool Balance as of the last day of the
         prior Collection Period less Principal
         collected up to and including the second
         Business Day preceding the most recent
         Determination Date	                 			948,586,990.71  	66,401,089.35
		       and,                                   --------------
		(b) Specified Interest Reserve Amount  (Three
        months interest	                                        		2,907,521.17
                                                              ----------------
        on the Certificates if Notes are Outstanding)			       		69,308,610.52
		       and
	(ii) Lesser of:
		(a) $26,702,346.			                                          		26,702,346.00
		      and
		(b) Aggregate outstanding Note Principal Balance and
		      Aggregate sum of Certificate Balances				              	948,586,990.71

	Specified Reserve Account Balance	                         					69,308,610.52

Reserve Account Reconciliation
	Beginning Balance  (Initial Balance is 2.5% of Original
   Pool Balance) 	                                          					55,855,962.62
	Deposit from Available Interest and Available Principal				      		602,224.98
	Investment Earnings						                                          252,129.89
	Less:
    		Accrued and unpaid Servicing Fees			                              		0.00
    		Amounts to be distributed to Securityholders'				                  	0.00
                                                             -----------------
	Balance			                                                   			56,710,317.49
	Less: Withdrawal by holder of Contingent Payment Right
       of Excess of Reserve Account Balance Over
       Specified Reserve Account  Balance		                           				0.00
                                                             -----------------
	Ending Balance				                                            		56,710,317.49


	Interest Reserve Amount			                                    			2,907,521.17
	Available Reserve Amount				                                  		53,802,796.32




Instructions to the Trustee

	Amount to be deposited from the Collection Account into
  the Note Payment Account			                                 			52,402,592.24

	Amount to be deposited from the Collection Account into
  the Certificate Distribution Account                        						969,173.73

	Amount to be deposited from the Collection Account into
  the Reserve Account                                         						602,224.98

	Amount to be deposited from the Reserve Account to the
  account of the holder of the Contingent Payment Right			             			0.00

	Amount to be deposited from the Reserve Account into the
  Collection Account                                                						0.00

Net Loss and Delinquency Activity

Realized Losses				                           			                 1,981,248.78
Net Loss Ratio (annualized)
	For the current Collection Period	                                 					2.15%
	For the preceding Collection Period			                               			2.21%
	For the second preceding Collection Period			                        			2.01%
                                                             -----------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)		                                					2.12%

Delinquency Analysis
					                                   	Number of              	Principal
		                                    				 Loans                	Balance
                                         ---------               -------------
	   30 to 59 days past due            					3173                 	29,358,751.46
	   60 to 89 days past due 			            		542	                  5,030,672.39
	   90 or more days past due 			          		565	                  5,845,039.93
                                       ---------------------------------------
     	Total		                            		4280	                 40,234,463.78

Collateral Repossessed and Held by the
 Trust (included in above Delinquency
 Amounts)		                             				357                  	3,812,089.26


Delinquency Ratio including Repossessions
	For the current Collection Period		                                 				1.14%
	For the preceding Collection Period			                               			1.08%
	For the second preceding Collection Period			                        			1.00%
                                                             -----------------
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)                                							1.07%

Loss and Delinquency Trigger Indicator					                              		YES

Equity Percentage					                                                		24.00%

Repurchased Receivables					                                            		0.00


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